UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2017

PCSB FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-215052	81-4710738
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2651 Strang Blvd., Suite 100, Yorktown Heights, New York		10598
(Address of Principal Executive Offices)		(Zip Code)

(914) 248-7272
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On March 13, 2017, PCSB Financial Corporation (the “Company”), the proposed holding company for PCSB Bank, issued a press release announcing that, the expiration date and time of the subscription offering being conducted by the Company in connection with PCSB Bank’s proposed mutual-to-stock conversion has been extended until 5:00 p.m., Eastern Time, on Friday, March 17, 2017, due a forecasted snowstorm.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

	99.1	Press Release dated March 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCSB FINANCIAL CORPORATION

DATE: March 13, 2017	By:	/s/ Scott D. Nogles
Scott D. Nogles
Executive Vice President and Chief Financial Officer